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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): MARCH 16, 2004


                                 LINK ENERGY LLC
             (Exact name of registrant as specified in its charter)


              DELAWARE                  000-50195             76-0424520
   (State or other jurisdiction        (Commission           (IRS Employer
         of incorporation)             File Number)        Identification No.)



       2000 WEST SAM HOUSTON PARKWAY SOUTH,
            SUITE 400, HOUSTON, TEXAS                   77042
     (Address of principal executive offices)         (Zip Code)



       Registrant's telephone number, including area code: (713) 993-5200


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Earlier today, Link Energy LLC (the "Company") issued a press release and filed a Form 12b-25 with the Securities and Exchange Commission noting that it would be late filing its Annual Report on Form 10-K for the fiscal year ended December 31, 2003. Copies of the press release and the Form 12b-25 are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by this reference.

         The above information is being furnished under Item 5 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         The following exhibit is furnished herewith:

         99.1   Link Energy LLC press release dated March 16, 2004.

         99.2 Link Energy LLC Form 12b-25 filed with the Securities and Exchange Commission on March 16, 2004.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2004                       LINK ENERGY LLC



                                            By: /s/ H. Keith Kaelber
                                               ---------------------------------
                                                H. Keith Kaelber
                                                Executive Vice President and
                                                Chief Financial Officer






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                                  EXHIBIT INDEX



EXHIBIT NUMBER    EXHIBIT DESCRIPTION
--------------    -------------------

     99.1         Link Energy LLC press release dated March 16, 2004.

     99.2 Link Energy LLC Form 12b-25 filed with the Securities and Exchange Commission on March 16, 2004.